Financial Income and Expense	12 Months Ended
Dec. 31, 2021
Financial Income and Expense
Financial Income and Expense

21. Financial Income and Financial Expense

	2021	2020	2019

	(€ in thousands)
Interest income:
Current accounts and deposits	5	313	763
Interest costs:
Current accounts and deposits	(355)	(129)	—
Lease liability	(835)	(409)	(73)
Loans and borrowings	(2,215)	(1,502)	(1,010)
Foreign exchange result:
Net foreign exchange benefit/(loss)	611	(1,989)	722
	(2,789)	(3,716)	402

Financial income amounting to € 616,000 (2020: € 313,000) consists of interest income of € 5,000 (2020: € 313,000) and a net foreign exchange benefit of € 611,000 (2020: nil). Financial expenses amounting to € 3,405,000 (2020: € 4,029,000) consist of interest costs of € 3,405,000 (2020: € 2,040,000). In 2020, financial expenses also included a net foreign exchange loss of € 1,989,000.